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                                                                   EXHIBIT 10.39

                           EXCLUSIVE LICENSE AGREEMENT

This Exclusive License Agreement (this "AGREEMENT") entered into as of the 14th day of October, 2005 by and between MEMORY PHARMACEUTICALS CORP., a Delaware corporation, having its principal place of business at 100 Philips Parkway, Montvale, New Jersey 07645 ("MEMORY"), and AMGEN INC., a Delaware corporation, having its principal place of business at One Amgen Center Drive, Thousand Oaks, California 91320 ("AMGEN").

      Whereas, Memory owns all right title and interest in and to the patents and patent applications set forth on Schedule 1 hereto (the "LICENSED PATENTS");

      Whereas, Amgen and Memory are parties to that certain Collaboration and License Agreement dated October 14, 2005 (the "LICENSE AGREEMENT");

      Whereas, Memory desires to grant Amgen an exclusive license to the Licensed Patents on the terms and conditions set forth in the License Agreement.

      NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants contained herein and for other good and valuable consideration, and intending to be legally bound, the parties hereby agree as follows:

1. Grant of License. Memory hereby grants Amgen an exclusive license to the Licensed Patents for all uses, including prophylaxis, palliative, diagnostic, and therapeutic, on the terms and conditions set forth in the License Agreement.

2. Further Assurances. Memory shall take all actions and execute all documents necessary for Amgen to perfect its rights hereunder. Amgen shall reimburse Memory for any out of pocket costs incurred in connection therewith.

3. Recordal. Amgen shall have the right to record this Agreement as necessary to perfect its interest herein, including with the United States Patent and Trademark Office and similar offices in other countries throughout the world.

      IN WITNESS WHEREOF, the parties hereto have each caused a duly authorized officer to sign this Agreement.

AMGEN INC.                                 MEMORY PHARMACEUTICALS CORP.

By: /s/ Roger M. Perlmutter                By:/s/  James R. Sulat
    -----------------------------------       ---------------------------------
Name:  Roger M. Perlmutter, M.D., Ph.D.    Name:  James R. Sulat
Title: Executive Vice President,           Title:  President & CEO
Research and Development